Exhibit 10.110

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40021 Contractor Change Number: SCT4022

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 12, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ISBL FEED GAS HEATER – INCORPORATION INTO TRAIN 4
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND
Delivery of the feed gas may arrive at the Train 4 battery limit at a temperature that is less than the operating minimum defined in Attachment A, Schedule A-2 (Basis of Design). To increase the temperature of the feed gas as needed, a feed gas/ hot oil heat exchanger will be required on the feed gas line of each LNG Train upstream of the H2S Scavenger/ Hg Adsorbers (C-1104A/B).
The heat exchanger (4E-1106) procured under Change Order EC40010_SCT4010 and certain control valves procured under Change Order EC40012_SCT4012 are to be incorporated into Train 4 under this Change Order EC40021_SCT4022. The exchanger is designed to utilize hot oil (Therminol 66) from the Train’s hot oil distribution system to increase the feed gas temperature. Performance of the heat exchanger is dependent upon the available excess hot oil duty within the existing hot oil system.

CHANGE:
1.ISBL Train Feed Gas Heater (4E-1106) – Contractor shall perform all Work necessary to install and incorporate a fully functional ISBL Feed Gas Heaters 4E-1106 into Unit 11 (Acid Gas Removal Unit) of Train
4. The heater shall be installed as generally depicted in the redline mark-ups provided in Attachment 1 (Process     Flow Diagrams – Redline Mark-ups) to this Change Order.

The heater shall be equipped with proper bypass and isolation for maintenance. The Work shall include, but not be limited to, piling, foundations, piping, piping fittings and components, vents, drains, control valves, isolation valves, relief valves, instrumentation, control systems, commissioning, operator and maintenance training.

2.Process Design Basis Unit 11 – Inlet Area (H2S Scavenger / Hg Adsorber) and Acid Gas Removal (RG-BL-011-PRO-DES-00001/26251-100-3DR-V04-11001)
a.Section 3.2 (Unit Description); paragraph 7 shall be modified as provided in the red-line mark-up below:
[***]

b.Section 6.3 (Heat Exchangers) shall be modified to add Section 6.3.4 (Feed Gas Heater, E-1106) as provided in the red-line mark-up below:
[***]

c.Section 6.9 Design Margin; Table 4: Design Margin shall be modified to insert the added Equipment into Table 4 and add clarifying note as provided in the redline mark-up below:
[***]

3.Utility Design Basis Unit 41 – Heating Medium (RG-BL-041-PRO-DES-00001/26251-100-3DR-V04-41001):
a.Section 3.2 (Unit Description); paragraph 1 shall be modified as provided in the red-line mark-up below:
[***]

b.Section 3.2 (Unit Description); paragraph 5 shall be modified as provided in the red-line mark-up below:
[***]

c.Section 5.1 (Design Case); paragraph 1 shall be modified as provided in the red-line mark-up below:
[***]

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Train 4 Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Full Facility
Contractor’s Warranties provided in the Agreement apply to the Work necessary to install and incorporate the ISBL Feed Gas Heater 4E-1106 into Unit 11 (Acid Gas Removal Unit). Contractor specifically excludes any Warranties or guarantees that implementation of this ISBL Feed Gas Heater into Train 4 will have the outcome that Owner intends with respect to increasing the temperature of the feed gas to Train 4.
[***]
The Work implemented under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to:
i.Reduction in V-4101 expansion volume factor due to increased hot oil inventory
ii.Reduction in instrument air system margins due to addition of instrument air users
This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that restoration of margin becomes necessary due to the cumulative impacts of margin reductions due to Change Orders, Owner and Contractor shall execute a separate Change Order for Work to restore such margins.
[***]

Attachments to support this Change Order:
Attachment 1 – Process Flow Diagrams – Redline Mark-ups

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$60,502,567
3)	The Contract Price prior to this Change Order was	$4,828,903,567
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$18,161,100
7)	The new Contract Price including this Change Order will be	$4,847,064,667
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40021_SCT4022 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40021_SCT4022 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 12, 2025	December 12, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40022 Contractor Change Number SCT4019

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 12, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: INSTALLED SPARE PSV’s FOR REFRIGERATION COMPRESSORS
The EPC Agreement between the Parties listed above is changed as follows:
BACKGROUND
49 CFR 193 requires pressure relief valves to be inspected and tested once each calendar year, not exceeding 15 months. Consistent with the Project Sparing Philosophy, installed spare relief valves are provided throughout the facility to allow for required testing to be performed without impacting production. The Project Sparing Philosophy is not applicable to the BHGE scope of work per PFC196, and therefore, the Refrigeration Compressors are not provided with an installed spare PSV on the secondary seal gas systems.

CHANGE
Spare Relief Valves – Contractor shall perform all Work necessary to engineer, procure and install one (1) additional relief valve (PSV-147474B) as a spare for existing relief valve (PSV-147474A) and one (1) additional relief valve (PSV-149474B) as a spare for existing relief valve (PSV-149474A), including all necessary piping, isolation valves, supports, structural steel/grating to incorporate the valves into the Train 4 Facility. The relief valves will be located off of the seal gas panel on an existing platform for maintenance access.

Attachments: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$85,650,467
3)	The Contract Price prior to this Change Order was	$4,854,051,467
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$638,200
7)	The new Contract Price including this Change Order will be	$4,854,689,667
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40022_SCT4019 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40022_SCT4019 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor: A T Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor A T Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 12, 2025	December 12, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price EPC Turnkey Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40023 Contractor Change Number SCT4017

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 12, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PRESSURE CONTROL VALVE AT TRAIN INLET – ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND

Attachment A, Schedule A-2, Section 7.4.3 defines the pressure of the feed gas at the Facility battery limit as shown in the excerpt from Table 5 (Feed Gas Battery Limit Conditions at Inlet to the Full Facility) below. This narrow range requires accurate pressure control to avoid frequent trips of the Trains.
[***]

Feed gas pressure and flow rate are controlled by the pipeline entities at the M&R skids, upstream of the battery limit to the Train 4 Facility and fluctuations and upsets (e.g. pipeline packing conditions/ train trips) can result in significant pressure variation at the LNG train inlet as well as potentially resulting in production impacts (e.g. trips, upset conditions). The Train 4 Facility does not have direct control of, or input to, the pipeline pressure and flow control systems.

Each LNG train is fitted with an HV butterfly valve for balancing flow rate of the feed gas header and minimum pressure drop to the Train. This valve has limited capabilities to perform pressure control at the Train inlet and is not intended to perform as such. Production variations or upset conditions in the Trains may affect the feed gas header conditions and affect stable operations across the Train 4 Facility.

To support the overall pressure management, pressure control valve is to be added at the LNG train inlet.

CHANGE:

1.Pressure Control Valve – [***]

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Train 4 Facility is designed as defined in Attachment A, Schedule A-2, 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Full Facility.

Contractor’s Warranties provided in the Agreement apply to the Work necessary to procure, install and incorporate the requested globe control valve [***] Contractor specifically excludes any Warranties or guarantees that implementation of this control valve into the Train 4 Facility will have the outcome that Owner intends with respect to controlling pressure of the feed gas to the Train 4 Facility.

During the Performance Tests, the feed gas pressure to the Train shall be increased by an amount equal to the calculated pressure drop not to exceed the maximum inlet pressure per the basis of design for the feed gas battery limit conditions for which the Train 4 Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Full Facility; alternatively, a mutually acceptable correction factor shall be applied to correct the pressure drop.

Attachments to support this Change Order:

Attachment 1 - Control Valve Data Sheet, 05/29/2025 (Rev. 7)

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$58,681,367
3)	The Contract Price prior to this Change Order was	$4,827,082,367
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$497,200
7)	The new Contract Price including this Change Order will be	$4,827,579,567
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40023 _SCT4017 will be incorporated in Change Order EC40027 _SCT4020 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40023 _SCT4017 will be incorporated in Change Order EC40027 _SCT4020 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement:

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 12, 2025	December 12, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40024 Contractor Change Number SCT4021

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 12, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: FEED GAS ANALYZER
The EPC Agreement between the Parties listed above is changed as follows:
BACKGROUND
Current inlet feed gas composition is only measured by Pipeline companies with low accuracy for the heavies tail that could be present in the inlet feed gas (typically C6+ and still to be confirmed). Better knowledge of C6+ cut would help to identify operational issues particularly in Unit 17 where Heavies are subject to freeze out and impact LNG production. No means exists in the current design to analyze feed gas composition at the inlet of each train.
CHANGE:
1.Feed Gas Analyzer – [***]
This Change Order does not change the Basis of Design for the feed gas composition for which the Train 4 Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.
The Work included under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to, a reduction in instrument air system margins due to addition of instrument air users. This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impacts of Change Orders result in a material reduction of those margins, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change Order to restore such margins.
Attachments to support this Change Order:
Attachment 1 – Chromatograph Application Specification, date June 25, 2025

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$59,178,567
3)	The Contract Price prior to this Change Order was	$4,827,579,567
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,324,000
7)	The new Contract Price including this Change Order will be	$4,828,903,567
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.

The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40024_SCT4021 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40024_SCT4021 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 12, 2025	December 12, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40026 Contractor Change Number SCT4023

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 12, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: SUPPLEMENTAL GAS AND ANALYZERS FOR FLARE GAS STREAMS
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND

[***]

Wet and Dry Multipoint Ground Flares

The Wet and Dry MPGF are required to operate with flare gas having a minimum of 800 btu/scf NHV at all times and will be required to continuously monitor the composition or NHV of the flared streams. The Wet Gas MPGF and Dry Gas MPGF process streams will require monitoring in compliance with 40 CFR §63.670 and §63.671, “MACT CC”.

[***]

CHANGE:
Wet/Dry Multipoint Ground Flares – Contractor shall perform all Work necessary to: [***]
[***]

Utility Design Basis – Unit 62 – Flare Gas Vent System (RG-BL-062-PRO-DES-00001/26251-100-3DR-V04-62001) shall be modified as follows:

a.Section 4.1.4 (Enrichment Gas to Flare) shall be added as provided below

[***]

This Change Order does not account for any cost and/or schedule impact as a result of HAZOP review. If, as a result of the HAZOP review, changes (including addition, deletion) are made to the Equipment or the design that impact the Contract Price and/or Key Dates, Contractor shall be entitled to a separate Change Order for those items affected by such change.

The Work included under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to, a reduction in instrument air system margins due to addition of instrument air users. This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impacts of Change Orders result in a material reduction of those margins, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change Order to restore such margins.

Contractor’s Warranties provided in the Agreement apply to the Work necessary to install and incorporate the calorimeters and enrichment provisions into the Train 4 Facility. Contractor specifically excludes any Warranties or guarantees that implementation of these calorimeters and enrichment provisions into the Train 4 Facility will have the outcome that Owner intends with respect to maintaining the wet and dry flare gas streams at or above 800 BTU/SCF. Start-up and commissioning scope shall be limited to Contractor’s standard component level check-outs. System response tuning and any demonstration testing is excluded.

Attachments to support this Change Order:

Attachment 1- Process/Utility Flow Diagrams – Redline Mark-up

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$78,663,667
3)	The Contract Price prior to this Change Order was	$4,847,064,667
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$6,986,800
7)	The new Contract Price including this Change Order will be	$4,854,051,467
Adjustment to Key Dates.
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40026_SCT4023 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40026_SCT4023 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: ________ Contractor _______ Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 12, 2025	December 12, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40018 Contractor Change Number SCT4025

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 18, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT JJ – [***] (INTERIM ADJUSTMENT)
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND

Pursuant to Attachment JJ, Section 1.2B (Interim Adjustment), Owner and Contractor shall execute a Change Order in accordance with Article 6 of the Agreement to amend the [***] Provisional Sum amount in the Agreement to the Anticipated Actual [***] Cost.

CHANGE

1.Attachment JJ (Provisional Sums) – Aggregate Provisional Sum table on page one shall be updated by replacing the [***] Provisional Sum of [***] with the Anticipated Actual [***] Cost of [***]:
[***]

The Change Order value hereunder includes [***]% markup per Attachment JJ of the Agreement ([***]).

Attachments to support this Change Order:
[***]

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$86,288,667
3)	The Contract Price prior to this Change Order was	$4,854,689,667
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$769,342
7)	The new Contract Price including this Change Order will be	$4,855,459,009
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40018_SCT4025 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40018_SCT4025 will be incorporated in Change Order EC40027_SCT4020 to be executed in 4Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 18, 2025	December 18, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40027 Contractor Change Number SCT4020

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 18, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C UPDATE – UPDATE FOR Q4 2025 CHANGE ORDERS
BACKGROUND:

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC40027_SCT4020. The respective adjustment to Contract Price was captured in the Change Orders.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

Owner Change Number	Contractor Change Number	Description
EC40023	SCT4017	Pressure Control Valves at Train Inlet - Engineering and Procurement
EC40024	SCT4021	Feed Gas Analyzer
EC40021	SCT4022	ISBL Feed Gas Heater - Incorporation into Train 4
EC40026	SCT4023	Supplemental Gas and Analyzers for Flare Gas Streams
EC40022	SCT4019	Installed Spare PSV's for Refrigeration Compressors
EC40018	SCT4025	Insurance Interim Adjustment

CHANGE:

The Agreement between the Parties listed above is changed as follows:

1.Attachment C, Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.Attachment C, Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.Attachment C, Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:

Attachment 1 – Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 –Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 –Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$87,058,009
3)	The Contract Price prior to this Change Order was	$4,855,459,009
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$4,855,459,009
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 18, 2025	December 18, 2025
Date of Signing	Date of Signing